ANGEL OAK HIGH YIELD OPPORTUNITIES FUND
a series of Angel Oak Funds Trust

July 15, 2016

Supplement to the
 Prospectus and Statement of Additional Information (“SAI”) dated May 31, 2016

At a recent meeting of the Board of Trustees (“Board”) of Angel Oak Funds Trust, the Board approved: (1) the appointment of Berkin Kologlu, Managing Director of Angel Oak Capital Advisors, LLC (the “Adviser”), as a Portfolio Manager of the Fund; and (2) the adoption of a new non-fundamental limitation that prohibits the Fund from investing in securities of registered open-end investment companies or registered investment trusts in reliance on Section 12(d)(1)(F) and Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended (“1940 Act”).  Effective immediately, the following changes are made to the Fund’s Prospectus and SAI.

The following replaces in its entirety the last sentence of the section entitled “Portfolio Management” on page 8 of the Fund’s Prospectus:

The Fund’s portfolio management team since March 2016 has also included Sreeniwas (Sreeni) V. Prabhu, Chief Investment Officer of the Adviser; Navid Abghari, Senior Portfolio Manager of the Adviser; and Johannes Palsson, Managing Director of the Adviser.  Since July 2016, the Fund’s portfolio management team has also included Berkin Kologlu, Managing Director of the Adviser.

The following replaces in its entirety the first sentence of the third paragraph of the section entitled “Portfolio Managers” on page 35 of the Fund’s Prospectus:

Berkin Kologlu is a Managing Director of the Adviser and Portfolio Manager of the Multi-Strategy Income Fund and the High Yield Fund.

The following is added immediately prior to the section entitled “Management” on page 19 of the Fund’s SAI:

Non-Fundamental. The High Yield Fund has adopted the following investment limitation that can be changed by the Board without shareholder approval.

Investments in Other Open-End Investment Companies or Registered Unit Investment Trusts. The High Yield Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The following replaces in its entirety the fourth sentence of the first paragraph in the section entitled “About the Portfolio Managers” on page 25 of the Fund’s SAI:

The High Yield Fund’s portfolio management team also includes Sreeniwas (Sreeni) V. Prabhu, Navid Abghari, Johannes Palsson, and Berkin Kologlu.

Please retain this Supplement with your Prospectus and SAI for future reference.